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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 20, 2005


                         ARTESIAN RESOURCES CORPORATION
  -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                   000-18516                51-0002090
--------------------------------  ----------------------     -------------------
 (State or other jurisdiction of       (Commission             (IRS Employer
          incorporation)               File Number)          Identification No.)


 664 Churchmans Road, Newark, Delaware                    19702
----------------------------------------            ----------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: 302-453-6900


                                 Not Applicable
               --------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR 240.13e-4(c))






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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 20, 2005 (the "Grant Date"), the Equity Compensation Committee of the Board of Directors (the "Committee") of Artesian Resources Corporation (the "Company") approved grants of non-qualified stock options (the "Options") to purchase shares of the Company's Class A Non-Voting Common Stock (the "Class A Stock") to all the Directors and the Officers of the Company. The Options were granted pursuant to the Artesian Resources Corporation 2005 Equity Compensation Plan.

The Committee determined that the exercise price per share for the Options shall be the fair market value of a share of the Class A Stock on the Grant Date, which was $29.55 based on the last reported sale price of the Class A Stock on NASDAQ National Market. The Options became fully vested on the Grant Date, and are exercisable immediately. The options shall have a term of ten years from the Grant Date and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of the grant instrument and the Plan. The following table sets forth additional information regarding the Options:


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           Name                                    Position                       Number of Options granted        Total Value
------------------------------------------------------------------------------------------------------------------------------------
      Dian C. Taylor                            CEO & President                             7,500                  $221,625.00
------------------------------------------------------------------------------------------------------------------------------------
   Kenneth R. Biederman                        Board of Director                            7,500                  $221,625.00
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  John R. Eisenbrey, Jr.                       Board of Director                            7,500                  $221,625.00
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      William C. Wyer                          Board of Director                            7,500                  $221,625.00
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    Norman H. Taylor Jr                        Board of Director                            7,500                  $221,625.00
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    Joseph A. DiNunzio             Sr. Vice President / Corporate Secretary                 7,500                  $221,625.00
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      David B. Spacht                    Vice President/CFO/Treasurer                       7,500                  $221,625.00
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     Bruce P. Kraeuter                  Vice President / Chief Engineer                     7,500                  $221,625.00
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      John M. Thaeder                      Vice President Operations                        7,500                  $221,625.00
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    John J. Schreppler                  Vice President / General Counsel                    7,500                  $221,625.00
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    Nicholle R. Taylor                          Vice President                              7,500                  $221,625.00
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 Total Granted 12/20/2005                                                                  82,500                 $2,437,875.00
------------------------------------------------------------------------------------------------------------------------------------



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARTESIAN RESOURCES CORPORATION
Date:  December 21, 2005                By:   /s/ DIAN C. TAYLOR
                                        ----------------------------------------
                                        Dian C. Taylor
                                        President, Chief Executive Officer and
                                        Chair of the Board



                                        ARTESIAN RESOURCES CORPORATION
Date:  December 21, 2005                By:   /s/ DAVID B. SPACHT
                                        ----------------------------------------
                                        David B. Spacht
                                        Vice President, Chief Financial Officer
                                        and Treasurer